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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2004

                                 VitalWorks Inc.
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)

               Delaware                000-25311                  59-2248411
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

239 Ethan Allen Highway, Ridgefield, CT                             06877
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(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code: 203-894-1300

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 12. Results of Operations and Financial Condition.

     On July 27, 2004, VitalWorks Inc. announced its financial results for its second quarter ended June 30, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VITALWORKS INC.

                                         By: /s/ Stephen Hicks
                                             -------------------------
                                             Name:  Stephen Hicks
                                             Title: Vice President and
                                                    General Counsel

Date: July 28, 2004


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                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------
  99.1                Press release dated July 27, 2004